SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     July 3, 1996





                               CCF HOLDING COMPANY
               (Exact Name of Registrant as Specified in Charter)




       Georgia                          0-25846                   58-2173616
(State or Other Jurisdiction         (Commission                (IRS Employer
Jurisdiction of Incorporation)       File Number)            Identification No.)





101 North Main Street, Jonesboro, Georgia                           30236
(Address of Principal Executive Offices)                          (Zip Code)




Registrant's telephone number, including area code:    (770) 478-8881




                                Not Applicable
            (Former Name or Former Address, if Changed Since Last Report)




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                                CCF HOLDING COMPANY

                        INFORMATION TO BE INCLUDED IN REPORT



Item 5.  Other Events

      The Registrant announced that its Board of Directors had adopted a stock repurchase program and received a letter of non-objection from the Office of Thrift Supervision with respect to such program to repurchase up to 10% of the outstanding shares of the common stock of the registrant between July 11, 1996 and July 10, 1997.

      For further details, reference is made to the press release dated July 3, 1996, which is attached hereto as Exhibit 99 and incorporated herein by this reference.




Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


Exhibit 99 -- Press Release dated July 3, 1996.





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                                     SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    CCF HOLDING COMPANY



Date: July 8, 1996                  By: /s/ David B. Turner
                                        David B. Turner
                                        President and Chief Executive Officer